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Exhibit 99.146

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

IN RE:
DEBTOR IN POSSESSION INTERIM STATEMENT
SN Insurance Services, Inc.
STATEMENT NO. 20 FOR THE PERIOD FROM: 1-Nov-01
DEBTOR	TO: 30-Nov-01

CHAPTER 11 CASE NO. SV00-14100-GM

		DIP General Account	DIP Payroll Account	DIP General Account — Chase	DIP Fiduciary Account	DIP Cananwill Trust Account
	CASH ACTIVITY ANALYSIS					CLOSED 3/7/01

A.	Total Receipts Per All Prior Interim Statements	$34,451,921.81	$11,036,077.09	$24,049,299.34	$32,478,124.19	$766,173.14
B.	Less: Total Disbursements Per All Prior Interim Statements	$34,410,029.67	$11,032,402.18	$23,940,237.16	$32,478,124.19	$766,173.14

C.	Beginning Balance	$41,892.14	$3,674.91	$109,062.18	$0.00	$0.00

D.	Receipts During Current Period
	Per Attached Schedule	$602,798.38	$0.00	$1,419.84	$0.00	$0.00

E.	Balance Available	$644,690.52	$3,674.91	$110,482.02	$0.00	$0.00

F.	Less: Disbursements During Period
	Per Attached Schedule	$494,935.32	$2,039.66	$811.07	$0.00	$0.00

G.	Ending Balance	$149,755.20	$1,635.25	$109,670.95	$0.00	$0.00

H.      ACCOUNT INFORMATION

(1).	DIP General Account
	(a)	Depository Name and Location	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
	(b)	Account Number	15819-20480
(2).	DIP Payroll Account
	(a)	Depository Name and Location	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
	(b)	Account Number	15812-20431
(3).	DIP General Account — Chase
	(a)	Depository Name and Location	Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, NY 11245
	(b)	Account Number	323-894984
(4).	DIP Fiduciary Account
	(a)	Depository Name and Location	Imperial Bank, 226 Airport Parkway, San Jose, CA 95110
	(b)	Account Number	17-402-536
(5).	DIP Cananwill Trust Account
	(a)	Depository Name and Location	Imperial Bank, 226 Airport Parkway, San Jose, CA 95110
	(b)	Account Number	17-402-528

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:

Dated:	1-2-2002	Signed:	/s/ Alex Corbett

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

IN RE:
DEBTOR IN POSSESSION INTERIM STATEMENT
SN Insurance Services, Inc.
STATEMENT NO. 20 FOR THE PERIOD FROM: 1-Nov-01
DEBTOR	TO: 30-Nov-01

CHAPTER 11 CASE NO. SV00-14100-GM

		DIP Operating Account	DIP WCMA/MLIF Account	DIP WCMA UIC Fiduciary Account	DIP WCMA CIC Fiduciary Account	DIP WCMA ZCIC Fiduciary Account
	CASH ACTIVITY ANALYSIS	CLOSED 3/7/01

A.	Total Receipts Per All Prior Interim Statements	$203,544.36	$91,483,033.27	$3,998,020.52	$1,692,978.45	$227,121.64
B.	Less: Total Disbursements Per All Prior Interim Statements	$203,544.36	$89,813,412.33	$150.00	$150.00	$150.00

C.	Beginning Balance	$0.00	$1,669,620.94	$3,997,870.52	$1,692,828.45	$226,971.64

D.	Receipts During Current Period
	Per Attached Schedule	$0.00	$2,512.85	$7,846.16	$3,322.28	$445.43

E.	Balance Available	$0.00	$1,672,133.79	$4,005,716.68	$1,696,150.73	$227,417.07

F.	Less: Disbursements During Period
	Per Attached Schedule	$0.00	$845,687.01	$300.00	$300.00	$300.00

G.	Ending Balance	$0.00	$826,446.78	$4,005,416.68	$1,695,850.73	$227,117.07

H.      ACCOUNT INFORMATION

(6).	DIP Operating Account
	(a)	Depository Name and Location	Imperial Bank, 226 Airport Parkway, San Jose, CA 95110
	(b)	Account Number	17-402-544
(7).	DIP WCMA/MLIF Account
	(a)	Depository Name and Location	Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
	(b)	Account Number	77M07W64
(8).	DIP WCMA UIC Fiduciary Account
	(a)	Depository Name and Location	Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
	(b)	Account Number	77M07W77
(9).	DIP WCMA CIC Fiduciary Account
	(a)	Depository Name and Location	Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
	(b)	Account Number	77M07W78
(10).	DIP WCMA ZCIC Fiduciary Account
	(a)	Depository Name and Location	Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
	(b)	Account Number	77M07W79

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

IN RE:
DEBTOR IN POSSESSION INTERIM STATEMENT
SN Insurance Services, Inc.
STATEMENT NO. 20 FOR THE PERIOD FROM: 1-Nov-01
DEBTOR	TO: 30-Nov-01

CHAPTER 11 CASE NO. SV00-14100-GM

		DIP WCMA Creditors Fiduciary Account	(1) Pre-Petition Concentration Account	(2) Pre-Petition Concentration Account	Pre-Petition Payroll Account

	CASH ACTIVITY ANALYSIS		CLOSED 5/11/00	CLOSED 6/12/00	CLOSED 5/11/00

A.	Total Receipts Per All Prior Interim Statements	$5,120,647.72	$0.00	$4,941,903.92	$116,548.20
B.	Less: Total Disbursements Per All Prior	$2,512,532.52	$0.00	$4,941,903.92	$116,548.20
	Interim Statements

C.	Beginning Balance	$2,608,115.20	$0.00	$0.00	$0.00

D.	Receipts During Current Period
	Per Attached Schedule	$5,118.84	$0.00	$0.00	$0.00

E.	Balance Available	$2,613,234.04	$0.00	$0.00	$0.00

F.	Less: Disbursements During Period
	Per Attached Schedule	$300.00	$0.00	$0.00	$0.00

G.	Ending Balance	$2,612,934.04	$0.00	$0.00	$0.00

H.  ACCOUNT INFORMATION

(11).	DIP WCMA Creditors Fiduciary Account
	(a)	Depository Name and Location	Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
	(b)	Account Number	77M07W80
(12).	Pre-Petition Concentration Account (1)
	(a)	Depository Name and Location	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
	(b)	Account Number	14172-03510	CLOSED 5/11/00
(13).	Pre-Petition Concentration Account (2)
	(a)	Depository Name and Location	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
	(b)	Account Number	14175-03509	CLOSED 6/12/00
(14).	Pre-Petiton Payroll Account
	(a)	Depository Name and Location	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
	(b)	Account Number	14175-04995	CLOSED 5/11/00

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

IN RE:
DEBTOR IN POSSESSION INTERIM STATEMENT
SN Insurance Services, Inc.
STATEMENT NO. 20 FOR THE PERIOD FROM: 1-Nov-01
DEBTOR	TO: 30-Nov-01

CHAPTER 11 CASE NO. SV00-14100-GM

		(3) Pre-Petition Concentration Account	(4) Pre-Petition Concentration Account	Pre-Petition Operating Account	Pre-Petition Cananwill Trust Acct.	Pre-Petition Fiduciary Account	Pre-Petition Accounts Payable Acct
	CASH ACTIVITY ANALYSIS	CLOSED 5/26/00	CLOSED 5/31/00	CLOSED 6/1/00	CLOSED 6/8/00	CLOSED 6/30/00	CLOSED 5/15/00

A.	Total Receipts Per All Prior Interim Statements	$915,515.91	$6,717,253.96	$203,544.36	$766,173.14	$34,083,192.19	$0.00
B.	Less: Total Disbursements Per All Prior Interim Statements	$915,515.91	$6,717,253.96	$203,544.36	$766,173.14	$34,083,192.19	$0.00

C.	Beginning Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

D.	Receipts During Current Period
	Per Attached Schedule	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

E.	Balance Available	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

F.	Less: Disbursements During Period
	Per Attached Schedule	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

G.	Ending Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H.  ACCOUNT INFORMATION

(15).	Pre-Petition Concentration Account (3)
	(a)	Depository Name and Location	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
	(b)	Account Number	73662-11040	CLOSED 5/26/00
(16).	Pre-Petition Concentration Account (4)
	(a)	Depository Name and Location	Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, NY 11245
	(b)	Account Number	323-892531	CLOSED 5/31/00
(17).	Pre-Petition Operating Account
	(a)	Depository Name and Location	Imperial Bank, 226 Airport Parkway, San Jose, CA 95110
	(b)	Account Number	17-061-429	CLOSED 6/1/00
(18).	Pre-Petition Cananwill Trust Account
	(a)	Depository Name and Location	Imperial Bank, 226 Airport Parkway, San Jose, CA 95110
	(b)	Account Number	17-400-738	CLOSED 6/8/00
(19).	Pre-Petition Fiduciary Account
	(a)	Depository Name and Location	Imperial Bank, 226 Airport Parkway, San Jose, CA 95110
	(b)	Account Number	17-400-967	CLOSED 6/30/00
(20).	Pre-Petition Accounts Payable Account
	(a)	Depository Name and Location	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
	(b)	Account Number	77658-01168	CLOSED 5/15/00

I.  Other Monies On Hand: None

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  Exhibit 99.146
OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA
OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA
OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA
OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA